UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2021

Date of reporting period:	May 1, 2020 — April 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Municipal Opportunities Trust

Annual report
4 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Putnam Municipal
Opportunities
Trust

Annual report
4 | 30 | 21

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0531. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

June 14, 2021

Dear Fellow Shareholder:

With summer at hand, it’s worth asking whether the economy has returned to normal. More than half of the 50 states have lifted pandemic-related restrictions. First-quarter growth in U.S. gross domestic product was 6%, reflecting a return nearly to pre-pandemic levels of economic output. The global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. The pandemic is not in the past, and many of the changes precipitated by it could last. During this time, dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

Putnam’s active philosophy is well suited to this time. Putnam’s investment teams are analyzing companies, industries, consumers, and even governments. They try to understand the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any U.S. state or territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Municipal Opportunities Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Municipal Opportunities Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/21. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Municipal Opportunities Trust

Paul, how did municipal bonds perform during the reporting period?

With an improving economic outlook and positive supply/demand technicals, the municipal bond market performed well on an absolute and relative basis, with much of the tailwind coming in the May 2020 to January 2021 time frame. The Bloomberg Barclays Municipal Bond Index [the benchmark] rose 7.75%, outperforming U.S. Treasuries and the broader U.S. fixed income markets. Unprecedented monetary and fiscal policy initiatives helped to ease the economic toll of the Covid-19 pandemic and allay investor fears. In November 2020, optimism increased with the Pfizer/BioNTech and Moderna announcements about the efficacy of their Covid-19 vaccines and the end of election uncertainty. In its final policy meeting of 2020, the Federal Reserve kept its key overnight interest rate near zero and remained committed to its bond-buying program to support the credit markets. The Fed indicated the measures would stay in place until its maximum employment and price stability goals were met.

The positive sentiment continued into 2021, on the heels of the $900 billion Covid-19 aid

Municipal Opportunities Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/21. As of 4/30/21, the fund did not have any investments in Puerto Rico. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Municipal Opportunities Trust

bill passed in December 2020. Investors were also in an upbeat mood due to the Biden administration’s plans to boost the Covid-19 vaccine rollout and to pass another stimulus package to spur economic growth. However, municipals reversed course in February 2021, along with other interest rate-sensitive, fixed income securities. Investors worried that additional stimulus measures would accelerate the economic recovery and lead to rising inflation. This resulted in higher bond yields further out on the yield curve while short-term interest rates remained near zero, anchored by the Fed’s monetary policy. The sharp rise in bond yields unsettled the financial markets. Underscoring inflation fears, oil prices spiked to their highest level in more than a year on March 15, 2021.

Municipals regained their footing in March 2021, with President Biden’s signing of the $1.9 trillion American Rescue Plan. This Covid-19-relief bill included another round of stimulus checks and $350 billion in aid to state and local governments. Later in the month, with inflation concerns still on the minds of investors, the Fed downplayed the possibility that it would reduce its support for the economy any time soon. Fed officials also revised their economic outlook for stronger growth for 2021 and affirmed that they still expected to keep interest rates near zero until 2023.

What is your current assessment of the health of the municipal bond market?

Credit fundamentals continue to improve, in our view. We’ve seen an uptick in state and local tax revenue from second-quarter 2020 crisis levels, although states with income taxes have generally navigated the pandemic better than states that rely more on sales taxes. Furthermore, we believe improving economic activity, job growth, home-price appreciation, and the federal government’s direct aid to state and local governments are supporting a recovery in credit fundamentals. And despite pandemic-related challenges, defaults remained low and within long-term ranges during the period. In 2020, the default rate represented less than 0.25% of the overall municipal bond market, and defaults within the investment-grade-rated universe were a rare occurrence.

How did the fund perform during the reporting period?

For the 12 months ended April 30, 2021, the fund outperformed the benchmark and the average return of its Lipper peer group, General & Insured Municipal Debt Funds [leveraged closed-end].

What strategies influenced the fund’s performance during the period?

At period-end, the fund held an overweight exposure to investment-grade bonds rated A and BBB relative to the benchmark. The fund also held a slightly underweight exposure to lower-rated, high-yield bonds relative to its Lipper peer group. From a sector- or industry-positioning perspective, we favored continuing-care retirement communities, state general obligation bonds, higher education and charter schools, and water/sewer utilities relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end. Our yield-curve strategy was defined by an overweight position in bonds with maturities of 10 to 20 years relative to the Lipper peer group at period-end. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with the benchmark.

The fund held an overweight exposure to revenue bonds compared with its Lipper peer group. The fund’s exposure to state and local

Municipal Opportunities Trust 7

governments was limited to those with, in our view, diverse tax bases and the ability to enact broad revenue enhancements or expense cuts. As part of our strategy for state debt, we held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’s financial profile continues to stabilize and that its flexibility and credit fundamentals were not completely reflected by market spreads.

We remain cautious about Puerto Rico due to what we believe are its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group, with no exposure at period-end. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook for the municipal bond market in the coming months?

More than a year after the World Health Organization announced that the coronavirus outbreak had reached the level of a pandemic, we believe we are coming out on the other side of this health crisis with the aid of multiple relief packages and medical advancements. The recent cash infusions provided by the American Rescue Plan should help state and local governments enter their 2022 budget sessions with enough cash on hand to help absorb the economic stress of the pandemic, in our view.

If an infrastructure bill is passed, it would likely be a positive for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. Water/sewer and electric utilities are also likely to benefit from a broad infrastructure bill. Federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher debt burdens.

In addition, we believe that with the easing of mobility restrictions and the American Rescue Plan, U.S. economic growth will be strong

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Municipal Opportunities Trust

in 2021. At the same time, the Fed remains committed to its twin goals of maximum employment and 2% sustained inflation. With these and other factors at play, we believe the greatest opportunities reside in the lower parts of the investment-grade universe as well as the high-yield sectors at this point in the economic recovery.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Municipal Opportunities Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.26%	111.19%	7.76%	30.75%	5.51%	25.85%	7.97%	18.13%
Market price	6.19	124.28	8.41	36.52	6.42	39.27	11.68	24.88
Bloomberg Barclays
Municipal Bond Index	5.08	54.38	4.44	18.84	3.51	16.86	5.33	7.75
Lipper General & Insured
Municipal Debt Funds
(leveraged closed-end)	6.07	104.70	7.39	25.90	4.71	22.41	6.96	17.88
category average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/21, there were 56, 51, 50, 45, and 23 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Municipal Opportunities Trust

Fund price and distribution information For the 12-month period ended 4/30/21

Distributions
Number	12
Income[1]	$0.6649
Capital gains[2]
Long-term gains	0.0879
Short-term gains	0.0175
Total	$0.7703
	Series B	Series C
Distributions — Preferred shares	(2,876 shares)	(2,673 shares)
Number	—	—
Income[1]	$46.47	$46.47
Capital gains[2]	—	—
Total	$46.47	$46.47
Share value	NAV	Market price
4/30/20	$12.49	$11.63
4/30/21	13.95	13.72
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	4.57%	4.64%
Taxable equivalent[4]	7.72	7.84

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year
NAV	6.22%	113.24%	7.87%	30.37%	5.45%	23.33%	7.24%	12.42%
Market price	6.10	118.13	8.11	37.63	6.60	35.00	10.52	18.97

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Municipal Opportunities Trust 11

Information about the fund’s goal, investment strategies, principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek as high a level of current income exempt from federal income tax as we believe to be consistent with preservation of capital.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund’s use of leverage involves risks, which are discussed in more detail below, and may increase the volatility of the fund’s net asset value.

• Tax-exempt investments. These investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service could make the income from some of these obligations taxable.

• Alternative minimum tax risk. The fund may invest in municipal securities and private activity bonds that generate interest that is subject to federal alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Corporate shareholders will be required to include all exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

• General obligations. These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

• Revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

12 Municipal Opportunities Trust

We invest mainly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 30% of the fund’s total assets in non-investment-grade investments. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below-investment-grade (sometimes referred to as “junk bonds”) and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and is likely to fall. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

We may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the insurer’s ability to pay claims may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which in turn could affect the market values and marketability of many or all bond obligations of issuers in a state, U.S. territory, or possession. For example, the novel coronavirus (Covid-19) pandemic has significantly stressed the financial resources of many tax-exempt debt issuers. This may make it less likely that issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the Covid-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress issuers may experience.

• Focus of investments. We may make significant investments in a particular segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. We may also make significant investments in the debt of issuers located in the same state. These investments may cause the value of the fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, and lower demand for the services or products provided by a particular market segment. Investing in issuers located in the same state may make the fund more vulnerable to that state’s economy and to factors affecting its tax-exempt issuers, such as their ability to collect revenues to meet payment obligations.

At times, the fund and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters, although they do not represent a primary focus of the fund. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, or index. We may use derivatives both for hedging and non-hedging purposes, such as to modify the behavior of an investment so that it responds differently than it would otherwise respond to changes in a particular interest rate. For example, derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these

Municipal Opportunities Trust 13

derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

• Preferred share leverage risk. Leverage from the issuance of preferred shares creates risks, including the likelihood of greater volatility of net asset value and market price of, and distributions from, the fund’s common shares and the risk that fluctuations in dividend rates on preferred shares may affect the return to common shareholders. If the income from the investments purchased with proceeds received from leverage is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. While the fund has preferred shares outstanding, an increase in short-term interest rates could result in an increased cost of leverage, which could adversely affect the fund’s income available for distribution to common shareholders. In connection with its preferred shares, the fund is required to maintain specified asset coverage mandated by applicable federal securities laws and by the fund’s Amended and Restated Bylaws. The fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.

• Liquidity and illiquid investments. We may invest in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated during economic downturns or other periods of economic stress.

The novel coronavirus (Covid-19) pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The Covid-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the Covid-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the Covid-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on the fund’s investments. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, including the risks disclosed in the fund’s prospectus, which could negatively impact the fund’s performance and lead to losses on your investment in the fund.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgements that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to

14 Municipal Opportunities Trust

avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

• Other investments. In addition to the main investment strategies described above, the fund may also make other types of investments, which may produce taxable income and be subject to other risks.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding common shares and of the outstanding preferred shares of the fund, each voting as a separate class, or (2) 67% or more of the common shares and of the preferred shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding shares of each class are represented at the meeting in person or by proxy).

Under normal market conditions, the fund invests at least 80% of its total assets in municipal bonds.

Additionally, the fund may not:

1. Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under restriction 2 below or with respect to transactions involving financial futures, options, and other financial instruments.

2. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

4. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

5. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

6. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

7. With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

8. With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

9. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

Municipal Opportunities Trust 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2020, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2020, up to 10% of the fund’s common shares outstanding as of September 30, 2020.

Termination of non-fundamental policy

On June 28, 2019, the Board of Trustees of the fund approved a proposal by Putnam Management to terminate a non-fundamental investment restriction of the fund that limited the use of swaps and other over-the-counter derivative instruments to a maximum of 5% of the fund’s net assets, based on the net notional value of the derivatives positions.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2021, Putnam employees had approximately $580,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Changes to the fund’s bylaws

On September 18, 2020, the Board of Trustees of Putnam Municipal Opportunities Trust amended and restated the Bylaws of the fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws have been revised to include provisions (collectively, the “Control Share Amendment”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of fund shares in a “Control Share Acquisition” may exercise

Municipal Opportunities Trust 17

voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the fund. The Control Share Amendment is primarily intended to protect the interests of the fund and its shareholders by limiting the risk that the fund will become subject to undue influence by activist investors. As described further below, the Control Share Amendment does not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, it entrusts the fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated Bylaws define a “Control Share Acquisition” to include an acquisition of fund shares (other than remarketed preferred shares of a series existing as of September 18, 2020) that, but for the Control Share Amendment, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of fund Trustees (except for elections of Trustees by preferred shareholders of the Fund voting as a separate class) within any of the following ranges: (i) One-tenth or more, but less than one-fifth of all voting power; (ii) One-fifth or more, but less than one-third of all voting power; (iii) One-third or more, but less than a majority of all voting power; or (iv) A majority or more of all voting power. Shares acquired prior to September 18, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Amended and Restated Bylaws, including the delivery of a “Control Share Acquisition Statement” to the fund’s Clerk setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of fund shareholders, notice of which has not been given prior to the receipt by the fund of the Control Share Acquisition Statement. The above discussion is only a high-level summary of certain aspects of the Control Share Amendment, and is qualified in its entirety by reference to the full Amended and Restated Bylaws, which may be obtained at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Municipal Opportunities Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Municipal Opportunities Trust 19

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

20 Municipal Opportunities Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Statement of cash flows shows changes in the fund’s cash balance during the period as results of cash flows from operating and financing activities.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Municipal Opportunities Trust 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Municipal Opportunities Trust (the “Fund”) as of April 30, 2021, the related statements of operations and cash flows for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 Municipal Opportunities Trust

The fund’s portfolio 4/30/21

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	PSFG Permanent School Fund Guaranteed
AGM Assured Guaranty Municipal Corporation	Q-SBLF Qualified School Board Loan Fund
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
BAM Build America Mutual	rate securities with long-term maturities that carry
FRB Floating Rate Bonds: the rate shown is the current	coupons that reset and are payable upon demand
interest rate at the close of the reporting period. Rates	either daily, weekly or monthly. The rate shown is the
may be subject to a cap or floor. For certain securities,	current interest rate at the close of the reporting
the rate may represent a fixed rate currently in place	period. Rates are set by remarketing agents and may
at the close of the reporting period.	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
NATL National Public Finance Guarantee Corporation	Index rate, which was 0.06% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (139.1%)*	Rating**	Principal amount	Value
Alabama (1.5%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A2	$1,700,000	$1,845,538
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB	2,000,000	2,360,043
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,075,000	2,541,257
5.00%, 9/15/33	AA	275,000	336,760
			7,083,598
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
4.00%, 10/1/49	A+/F	1,500,000	1,683,983
4.00%, 10/1/44	A+/F	4,180,000	4,720,094
			6,404,077
Arizona (2.9%)
AZ Indl. Dev. Auth. Student Hsg. Rev. Bonds, (NCCU
Properties, LLC Central U.), BAM, 5.00%, 6/1/49	AA	2,000,000	2,425,960
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable
School Revolving Fund, LLC Oblig. Group),
4.00%, 11/1/50	A	2,855,000	3,281,041
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	510,000	572,738
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	350,000	392,720
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	820,412
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great
Hearts Academies), 3.75%, 7/1/24	BBB–	390,000	407,960
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), 5.00%, 7/1/35	BB	1,000,000	1,103,116
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	A3	1,350,000	1,771,641
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	500,000	592,140
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl.
Med. Ctr.), Ser. A, 5.00%, 8/1/32	A	2,065,000	2,322,212
			13,689,940

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
California (7.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/32	A–/F	$550,000	$569,537
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	550,000	608,907
(Stoneridge Apt.), Ser. A, 4.00%, 2/1/56	BB/P	2,125,000	2,262,570
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1,
Class A, 3.50%, 11/20/35	BBB+	2,097,532	2,441,124
CA State G.O. Bonds 4.00%, 11/1/33 T	Aa2	10,000,000	11,868,822
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	A–	400,000	440,412
CA State Poll. Control Fin. Auth. Rev. Bonds, (San
Jose Wtr. Co.)
5.10%, 6/1/40	A	3,500,000	3,510,431
4.75%, 11/1/46	A	750,000	857,155
CA State Pub. Wks. Board Rev. Bonds, (Various Cap.
Projects.), Ser. A, 5.00%, 8/1/33 ###	Aa3	3,000,000	3,849,501
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, (899
Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	473,101
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-2, 5.00%, 6/1/47	BB/P	2,500,000	2,583,130
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds, (Laxfuel Corp.), 4.50%, 1/1/27	A–	600,000	616,238
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.00%, 9/1/30	BBB+	1,250,000	1,367,004
San Bernardino Cnty., FRB, Ser. C, 0.34%, 8/1/23	AA+	1,675,000	1,664,075
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	80,000	80,353
			33,192,360
Colorado (3.3%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Hosp. Assn.), 5.00%, 5/15/40	A–	1,000,000	1,129,031
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	A–/F	1,000,000	1,113,488
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	587,900
(Covenant Living Cmnty. and Svcs. Oblig. Group),
4.00%, 12/1/50	A–/F	2,700,000	3,010,018
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	200,000	230,204
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas
Purchase), 6.50%, 11/15/38	A2	2,250,000	3,489,326
Regl. Trans. Dist. Rev. Bonds, (Denver Transit
Partners, LLC)
4.00%, 7/15/38	Baa2	800,000	950,946
4.00%, 7/15/35	Baa2	1,000,000	1,200,370
3.00%, 7/15/37	Baa2	850,000	903,847
Sterling Ranch Cmnty. Auth. Board Rev. Bonds,
(Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BB/P	550,000	611,827

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/33	AA	$255,000	$327,241
5.00%, 12/15/32	AA	160,000	186,115
5.00%, 12/15/31	AA	135,000	157,297
5.00%, 12/1/30	AA	215,000	278,986
5.00%, 12/1/29	AA	210,000	273,263
5.00%, 12/15/28	AA	130,000	152,829
5.00%, 12/1/28	AA	210,000	268,350
5.00%, 12/1/27	AA	200,000	250,327
5.00%, 12/15/26	AA	135,000	159,531
5.00%, 12/1/26	AA	190,000	232,200
			15,513,096
Connecticut (1.5%)
CT State Special Tax, 4.00%, 5/1/39	A+	1,700,000	2,015,166
CT State Hsg. Fin. Auth. Rev. Bonds, Ser. B-2,
4.40%, 11/15/43	Aaa	4,000,000	4,005,906
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,000,000	1,150,730
			7,171,802
District of Columbia (2.4%)
DC Rev. Bonds
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	500,000	521,398
(Two Rivers Pub. Charter School, Inc.),
5.00%, 6/1/50	Baa3	1,500,000	1,746,996
(Latin American Montessori Bilingual Pub. Charter
School Oblig. Group), 5.00%, 6/1/40	BB+	2,000,000	2,360,952
(Two Rivers Pub. Charter School, Inc.),
5.00%, 6/1/40	Baa3	1,500,000	1,772,051
Metro. Washington DC, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.), Ser. B,
4.00%, 10/1/53 T	A–	1,290,000	1,472,376
(Dulles Metrorail & Cap. Impt. Proj.), Ser. B,
4.00%, 10/1/44 T	A–	1,285,000	1,478,162
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Metrorail), Ser. A, zero %, 10/1/37	A–	3,700,000	2,167,485
			11,519,420
Florida (4.5%)
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds,
(Florida Inst. of Tech., Inc.), 4.00%, 10/1/39	BBB–	800,000	882,180
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,632,055
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/40	A2	1,350,000	1,521,566
Miami-Dade Cnty., Aviation Rev. Bonds, Ser. A
5.00%, 10/1/36	A2	5,000,000	5,688,418
5.00%, 10/1/32	A2	3,790,000	4,313,192
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,350,000	1,488,700
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017
Foundation for Global Understanding, Inc.),
5.00%, 7/1/39	AAA/P	500,000	593,748

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Florida cont.
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	$360,000	$397,470
Village, 144A Special Assmt., (Village Cmnty. Dev.
Dist. No. 13), 3.00%, 5/1/35	BB–/P	2,500,000	2,610,779
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-
Riddle Aeronautical University, Inc.), Ser. A
4.00%, 10/15/39	A2	600,000	696,217
4.00%, 10/15/36	A2	500,000	584,666
			21,408,991
Georgia (2.1%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station),
5.00%, 12/1/22	A3	1,625,000	1,734,515
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	1,100,000	1,104,887
Geo L Smith II GA Congress Ctr. Rev. Bonds, (Signia
Hotel Mgt., LLC.), 4.00%, 1/1/54	BBB–	1,600,000	1,819,827
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle
Units 3 & 4), Ser. A
5.50%, 7/1/60	A	3,500,000	4,034,596
5.00%, 1/1/56	A2	1,000,000	1,191,955
			9,885,780
Hawaii (0.5%)
HI State Harbor Syst. Rev. Bonds
Ser. C, 4.00%, 7/1/40	Aa3	300,000	358,205
Ser. A, 4.00%, 7/1/35	Aa3	1,700,000	2,010,806
			2,369,011
Illinois (20.6%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,920,000	2,330,028
Ser. G-07, 5.50%, 1/1/35	BBB+	3,175,000	3,568,535
Ser. A, 5.00%, 1/1/27	BBB+	1,850,000	2,206,685
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	2,250,000	2,487,239
Ser. H, 5.00%, 12/1/36	BB	500,000	589,582
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	3,500,000	3,486,180
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	525,895
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5.375%, 1/1/39	A2	1,250,000	1,339,616
Ser. C, 5.25%, 1/1/28	A2	1,320,000	1,420,117
Ser. C, 5.25%, 1/1/27	A2	2,125,000	2,289,116
Ser. A, 5.00%, 1/1/38	A	100,000	122,596
Ser. A, 5.00%, 1/1/37	A	300,000	368,708
Chicago, Trans. Auth. Sales Tax Rev. Bonds,
5.25%, 12/1/49	AA	3,000,000	3,483,382
Chicago, Waste Wtr. Transmission Rev. Bonds
Ser. C, 5.00%, 1/1/39	A	900,000	1,030,377
(2nd Lien), 5.00%, 1/1/39	A	1,835,000	2,037,759
Ser. A, NATL, zero %, 1/1/24	A+	1,600,000	1,572,179

26 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State G.O. Bonds
5.50%, 7/1/38	Baa3	$2,280,000	$2,474,451
5.50%, 5/1/30	Baa3	1,250,000	1,620,335
5.00%, 11/1/41	Baa3	1,000,000	1,144,330
5.00%, 1/1/41	Baa3	500,000	562,474
5.00%, 2/1/39	Baa3	300,000	326,378
Ser. A, 5.00%, 5/1/38	Baa3	1,500,000	1,780,123
5.00%, 1/1/35	Baa3	1,000,000	1,138,955
Ser. A, 5.00%, 12/1/31	Baa3	5,750,000	6,861,389
Ser. C, 5.00%, 11/1/29	Baa3	1,850,000	2,204,922
5.00%, 2/1/29	Baa3	1,425,000	1,694,466
Ser. A, 5.00%, 12/1/28	Baa3	2,500,000	3,040,637
Ser. D, 5.00%, 11/1/28	Baa3	2,250,000	2,704,533
Ser. D, 5.00%, 11/1/27	Baa3	1,000,000	1,212,969
Ser. A, 5.00%, 12/1/24	Baa3	2,370,000	2,723,731
Ser. A, 4.00%, 3/1/40	Baa3	1,500,000	1,719,545
IL State Fin. Auth. Mandatory Put Bonds (9/1/22),
(Field Museum of Natural History), 0.575%, 11/1/34	A2	3,915,000	3,914,049
IL State Fin. Auth. Rev. Bonds
(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	BBB/F	1,025,000	1,144,343
(Riverside Hlth. Syst.), 4.00%, 11/15/34	A+	500,000	563,153
IL State Fin. Auth. Academic Fac. Rev. Bonds, (U.
of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/44	A1	1,100,000	1,359,884
5.00%, 10/1/36	A1	600,000	763,906
5.00%, 10/1/34	A1	500,000	639,983
IL State Fin. Auth. Student Hsg. & Academic
Fac. Rev. Bonds
(U. of IL Chicago), 5.00%, 2/15/50	Baa3	2,000,000	2,218,876
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,000,000	1,119,287
Lake Cnty., Cmnty. Cons. School Dist. No.
73 Hawthorn G.O. Bonds, NATL
zero %, 12/1/21	AA+	1,300,000	1,296,427
zero %, 12/1/21 (Escrowed to maturity)	Aa2	505,000	504,623
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.700%, 6/15/31),
12/15/37 ††	BBB	1,000,000	839,849
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds, (McCormick), Ser. A, NATL,
zero %, 12/15/30	Baa2	12,000,000	9,695,237
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/30	AA	1,310,000	1,615,397
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	1,500,000	1,698,885
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA–	3,500,000	4,435,684
Ser. A, 5.00%, 1/1/36	AA–	1,400,000	1,755,889
Ser. A, 4.00%, 1/1/39	AA–	2,000,000	2,318,254
Ser. A, 4.00%, 1/1/38	AA–	500,000	581,082

Municipal Opportunities Trust 27

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Southern IL U. Rev. Bonds, (Hsg. & Auxiliary), Ser. A,
NATL, zero %, 4/1/25	Baa2	$1,870,000	$1,745,467
			98,277,507
Indiana (1.3%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds,
5.00%, 7/15/38	AA+	1,750,000	2,140,866
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A2	180,000	183,914
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living),
5.75%, 11/15/41	BBB/F	1,000,000	1,016,960
IN State Fin. Auth. Hosp. Mandatory Put Bonds
(11/1/26), (Goshen Hlth. Oblig. Group), Ser. B,
2.10%, 11/1/49	A–	2,700,000	2,846,615
			6,188,355
Iowa (0.3%)
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1,
Class 2, 4.00%, 6/1/49	BBB	1,250,000	1,435,263
			1,435,263
Kentucky (3.0%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa2	1,000,000	1,107,845
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/36	A1	1,000,000	1,230,914
(No. 122), Ser. A, 4.00%, 11/1/34	A1	750,000	871,253
KY State Pub. Energy Auth.
Gas Supply Mandatory Put Bonds (6/1/25),
Ser. C-1, 4.00%, 12/1/49	A1	5,500,000	6,201,734
Gas Supply Mandatory Put Bonds (1/1/25), Ser. B,
4.00%, 1/1/49	A1	3,000,000	3,346,468
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/32	A	1,030,000	1,155,747
5.00%, 7/1/31	A	385,000	433,027
			14,346,988
Louisiana (1.0%)
LA State Offshore Term. Auth. Deepwater Port
Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A,
1.65%, 9/1/33	A3	1,600,000	1,626,609
St. John The Baptist Parish Mandatory Put Bonds
(7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,010,000	3,126,355
			4,752,964
Maryland (1.5%)
Baltimore Cnty., Rev. Bonds, (Oak Crest Village, Inc.)
4.00%, 1/1/50	A/F	2,000,000	2,217,894
4.00%, 1/1/45	A/F	1,750,000	1,947,212
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig.
Group), Ser. A, 5.00%, 1/1/36	BBB/F	450,000	496,091
MD Econ. Dev. Corp. Rev. Bonds, (Morgan State U.),
4.25%, 7/1/50	BBB–	1,350,000	1,515,244
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds,
(Stevenson U.), 4.00%, 6/1/46	BBB–	750,000	842,163
			7,018,604

28 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Massachusetts (4.6%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BB+	$500,000	$531,601
(Loomis Cmntys.), Ser. A, 5.75%, 1/1/28	BBB	1,100,000	1,183,771
(Intl. Charter School), 5.00%, 4/15/33	BBB–	1,000,000	1,093,690
(Suffolk U.), 4.00%, 7/1/51 ##	Baa2	1,500,000	1,749,984
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,470,000	6,166,022
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	187,307	34,532
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden
Ponds, Inc. Fac.), 5.00%, 11/15/38	BB/F	1,410,000	1,554,767
MA State Edl. Fin. Auth. Rev. Bonds, (Ed.
Loan — Issue 1)
5.00%, 1/1/27	AA	800,000	903,691
4.375%, 1/1/32	AA	100,000	104,155
MA State Trans. Fund Rev. Bonds, (Rail
Enhancement & Accelerated Bridge Program),
Ser. A, 5.00%, 6/1/48 T	Aa1	7,000,000	8,723,850
			22,046,063
Michigan (9.6%)
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	222,425	222,662
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM,
6.00%, 5/1/29	Aa1	1,000,000	1,239,235
Kentwood, Economic Dev. Rev. Bonds, (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,750,000	1,941,244
MI State Bldg. Auth. Rev. Bonds, Ser. I,
4.00%, 10/15/49	Aa2	4,630,000	5,376,807
MI State Fin. Auth. Rev. Bonds
(Tobacco Settlement), Ser. B-1, Class 2,
5.00%, 6/1/49	BBB–	2,500,000	2,998,595
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA–	1,575,000	1,798,561
(MidMichigan Hlth.), 5.00%, 6/1/39
(Prerefunded 6/1/24)	A+	1,000,000	1,143,088
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A+	1,100,000	1,287,102
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	A+	1,900,000	2,226,578
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	1,000,000	1,171,883
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	AA–	100,000	113,681
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA–	850,000	967,149
(Detroit), Ser. C-3, 5.00%, 4/1/27	Aa2	750,000	926,037
MI State Hosp. Fin. Auth. Rev. Bonds
(Trinity Health Corp. Oblig. Group), Ser. A1,
4.00%, 12/1/49 T	Aa3	2,575,000	2,986,438
(Trinity Health Corp. Oblig. Group), Ser. A, U.S.
Govt. Coll, 5.00%, 12/1/47 (Prerefunded 12/1/22) T	Aa3	8,500,000	9,155,254
MI State Hsg. Dev. Auth. Rev. Bonds, (Rental Hsg.),
Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,072,287

Municipal Opportunities Trust 29

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Pontiac City, G.O. Bonds, (Pontiac School
Dist.), Q-SBLF
4.00%, 5/1/45 T	Aa1	$4,423,529	$5,220,640
4.00%, 5/1/50 T	Aa1	4,976,471	5,859,157
			45,706,398
Missouri (3.3%)
Kansas City, Indl. Dev. Auth. Arpt. Special
Oblig. Rev. Bonds
(Kansas City Intl. Arpt. Terminal), Ser. B,
5.00%, 3/1/36	A2	5,000,000	6,207,845
AGM, 4.00%, 3/1/57	AA	6,000,000	6,840,695
St. Louis, Muni. Fin. Corp. Rev. Bonds, AGM,
5.00%, 10/1/45	AA	2,000,000	2,501,351
			15,549,891
Nebraska (1.7%)
Central Plains Energy Project Gas Supply Mandatory
Put Bonds (8/1/25), 4.00%, 12/1/49	Aa2	2,150,000	2,446,141
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A2	5,250,000	5,844,330
			8,290,471
Nevada (1.2%)
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/34	AA	3,600,000	4,243,699
Sparks, Tourism Impt. Dist. No. 1 144A Rev.
Bonds, Ser. A
2.75%, 6/15/28	Ba2	1,200,000	1,236,192
2.50%, 6/15/24	Ba2	430,000	435,027
			5,914,918
New Hampshire (2.3%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions
VII, LLC), Ser. A
4.50%, 8/15/55	BBB/P	2,540,000	2,675,441
4.25%, 8/15/46	BBB/P	1,210,000	1,265,919
4.125%, 8/15/40	BBB/P	1,070,000	1,122,611
National Fin. Auth. 144A Mandatory Put Bonds
(7/2/40), (Covanta Holding Corp.), Ser. B,
3.75%, 7/1/45	B1	1,000,000	1,037,816
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	1,000,000	1,164,624
(Elliot Hosp.), 5.00%, 10/1/38	A3	500,000	588,267
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,500,000	2,862,479
			10,717,157
New Jersey (8.8%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,541,818
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	500,000	560,043
Ser. WW, 5.25%, 6/15/32	Baa1	1,500,000	1,736,493
Ser. EEE, 5.00%, 6/15/48	Baa1	3,000,000	3,625,368
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	886,462
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	400,000	476,837
Ser. B, 5.00%, 11/1/26	Baa1	4,500,000	5,501,511
5.00%, 6/15/26	Baa2	500,000	519,998

30 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa3	$2,000,000	$2,342,101
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, (St.
Peter’s U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,504,530
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38	Baa1	1,225,000	1,505,002
Ser. AA, 5.00%, 6/15/37 ###	BBB	600,000	735,681
Ser. A, 5.00%, 12/15/36	Baa1	1,000,000	1,234,947
Ser. A, 5.00%, 12/15/34	Baa1	4,920,000	6,115,962
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	1,900,000	2,255,316
Ser. AA, 4.00%, 6/15/50	Baa1	5,175,000	5,873,021
Ser. AA, 4.00%, 6/15/45	Baa1	1,000,000	1,141,072
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A,
5.00%, 11/1/45	BBB+	3,350,000	4,189,615
			41,745,777
New Mexico (0.5%)
Sante Fe, Retirement Fac. Rev. Bonds
(El Castillo Retirement Residences), Ser. A,
5.00%, 5/15/44	BB+/F	975,000	1,078,458
(El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	1,460,000	1,488,802
			2,567,260
New York (11.6%)
Metro. Trans. Auth. Rev. Bonds
(Green Bond), Ser. C-1, 5.00%, 11/15/50	A3	1,500,000	1,838,005
Ser. C-1, 4.00%, 11/15/35	A3	1,000,000	1,140,612
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 0.51%, 11/1/26	AA	3,315,000	3,315,107
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. C-1, 5.00%, 5/1/41	AAA	1,000,000	1,287,908
(Future Tax), 4.00%, 5/1/40	AAA	500,000	593,331
(Future Tax), Ser. C-1, 4.00%, 5/1/40 T	AAA	11,825,000	14,031,891
Ser. C-1, 4.00%, 5/1/39	AAA	500,000	595,509
4.00%, 5/1/38	AAA	700,000	838,091
NY Counties, Tobacco Trust III Rev. Bonds, (Tobacco
Settlement Pass Through), 6.00%, 6/1/43	A3	60,000	60,107
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. D
4.00%, 2/15/47	Aa2	4,750,000	5,484,746
4.00%, 2/15/40	Aa2	1,500,000	1,757,356
4.00%, 2/15/39	Aa2	1,200,000	1,408,780
NY State Dorm. Auth. Sales Tax Rev. Bonds, Ser. A,
5.00%, 3/15/42 T	Aa2	10,845,000	13,091,860
NY State Liberty Dev. Corp. 144A Rev. Bonds,
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB–/P	2,000,000	2,189,213
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	1,000,000	1,128,433
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	2,000,000	2,511,173
Port Auth. of NY & NJ Rev. Bonds, Ser. 207,
5.00%, 9/15/31	Aa3	3,150,000	3,902,538
			55,174,660

Municipal Opportunities Trust 31

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
North Carolina (2.1%)
NC State Cap. Fac. Fin. Agcy. Edl. Fac. Rev. Bonds,
(High Point U.), 4.00%, 5/1/34	A–	$900,000	$1,083,056
NC State Med. Care Comm. Retirement Fac. Rev.
Bonds, (Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	554,408
NC State Tpk. Auth. Rev. Bonds
(Triangle Expressway Auth.), AGM, 5.00%, 1/1/49	AA	2,800,000	3,517,979
(Monroe Expressway Syst.), 5.00%, 7/1/40	Aa1	1,500,000	1,995,788
(Monroe Expressway Syst.), 5.00%, 7/1/34	Aa1	2,000,000	2,707,826
			9,859,057
Ohio (8.8%)
Akron, Income Tax Rev. Bonds
4.00%, 12/1/37	AA–	525,000	589,802
4.00%, 12/1/36	AA–	655,000	737,291
4.00%, 12/1/35	AA–	1,260,000	1,421,349
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	5,180,000	5,823,240
Ser. A-2, Class 1, 4.00%, 6/1/48	BBB+	1,250,000	1,413,295
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Square Foundation),
5.50%, 12/1/53	BB+	500,000	541,110
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Ohio Living)
6.00%, 7/1/35	BBB/F	1,060,000	1,105,533
6.00%, 7/1/35 (Prerefunded 7/1/22)	AAA/P	65,000	69,289
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide
Children’s Hosp.), Ser. A, 4.00%, 11/1/44	Aa2	2,050,000	2,293,990
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst.,
Inc.), Ser. C, 6.00%, 8/15/43	Baa1	495,000	496,739
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	2,850,000	3,300,555
Northeast Ohio Regl. Swr. Dist. Rev. Bonds,
U.S. Govt. Coll., 5.00%, 11/15/44 (Prerefunded
11/15/24) T	Aa1	10,000,000	11,656,905
OH State Higher Edl. Fac. Comm. Rev. Bonds
(John Carroll U.), 4.00%, 10/1/50	A3	3,500,000	3,958,152
(Kenyon College 2020), 4.00%, 7/1/44	A2	3,555,000	4,104,531
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,125,000	1,285,972
Scioto Cnty., Hosp. Rev. Bonds, (Southern
OH Med. Ctr.)
5.00%, 2/15/33	A3	605,000	708,282
5.00%, 2/15/32	A3	745,000	874,060
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	625,000	658,413
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	120,000	130,671
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group)
5.00%, 7/1/33	A	500,000	549,833
5.00%, 7/1/32	A	250,000	275,559
			41,994,571

32 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Oregon (1.5%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds, (Rose
Villa, Inc.), Ser. A, 5.25%, 11/15/50	BB/P	$1,000,000	$1,076,680
Gilliam Cnty., Solid Waste Disp. Mandatory Put
Bonds (5/2/22), (Waste Management, Inc.), Ser. A,
2.40%, 7/1/38	A–	2,250,000	2,297,563
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	1,260,000	1,264,517
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds,
(Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BBB/F	650,000	733,701
Salem, Hosp. Fac. Auth. Rev. Bonds, (Salem Hlth.),
Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,762,491
			7,134,952
Pennsylvania (4.9%)
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon
Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	200,000	228,086
5.00%, 1/1/31	BBB+/F	1,000,000	1,143,795
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds,
(St. Anne’s Retirement Cmnty.)
5.00%, 3/1/50	BB+/F	500,000	541,009
5.00%, 3/1/40	BB+/F	500,000	549,588
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac.
Rev. Bonds, (Moravian Manors, Inc.), Ser. A,
5.00%, 6/15/44	BB+/F	1,000,000	1,093,773
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	1,000,000	1,062,495
PA State Econ. Dev. Fin. Auth. Solid Waste
Disp. Mandatory Put Bonds (8/1/24), (Waste
Management, Inc.), Ser. A, 1.75%, 8/1/38	A–	5,000,000	5,194,457
PA State Higher Edl. Fac. Auth. Rev. Bonds,
(Gwynedd Mercy College), Ser. KK1, 5.375%, 5/1/42	BBB	500,000	514,790
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A3	2,400,000	2,978,339
Ser. A, 4.00%, 12/1/45	A	500,000	581,622
zero %, 12/1/44	A2	4,385,000	4,896,615
Philadelphia, Gas Wks. Rev. Bonds, 5.00%, 8/1/32	A	1,000,000	1,175,303
Philadelphia, Hosp. & Higher Edl. Fac. Auth.
VRDN, (Children’s Hosp. of Philadelphia), Ser. B,
0.02%, 7/1/25	VMIG 1	1,000,000	1,000,000
Philadelphia, School Dist. G.O. Bonds, Ser. A,
4.00%, 9/1/38	A2	1,750,000	2,021,752
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	450,000	534,733
			23,516,357
Rhode Island (0.6%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	2,750,000	3,048,053
			3,048,053

Municipal Opportunities Trust 33

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
South Carolina (4.0%)
SC State Jobs-Econ. Dev. Auth. Rev. Bonds, (Bon
Secours Mercy Hlth.), 4.00%, 12/1/44	A1	$6,000,000	$7,031,324
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	4,000,000	4,545,426
Ser. E, 5.50%, 12/1/53	A2	1,025,000	1,147,621
Ser. B, 5.00%, 12/1/56	A2	210,000	250,767
Ser. A, 5.00%, 12/1/55	A2	2,000,000	2,305,073
Ser. C, 5.00%, 12/1/46	A2	1,120,000	1,280,262
Ser. A, 5.00%, 12/1/36	A2	2,000,000	2,390,191
			18,950,664
Tennessee (2.0%)
Greeneville, Hlth. & Edl. Facs. Board Hosp.
Rev. Bonds, (Ballad Hlth. Oblig. Group), Ser. A,
4.00%, 7/1/40	A3	5,000,000	5,680,614
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds,
Ser. A, 5.00%, 7/1/49	A2	1,200,000	1,507,106
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board Rev. Bonds, (Blakeford at Green Hills
Oblig. Group), Ser. A, 4.00%, 11/1/45	BBB–/F	2,250,000	2,393,067
			9,580,787
Texas (10.2%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A
5.00%, 12/1/36	BBB–	500,000	574,683
PSFG, 5.00%, 12/1/35	AAA	500,000	609,996
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/35	A3	1,045,000	1,213,319
5.00%, 10/1/34	A3	530,000	616,486
Central TX Regl. Mobility Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/49	A–	3,940,000	4,868,415
(Sr. Lien), Ser. A, 5.00%, 1/1/33
(Prerefunded 1/1/23)	A–	425,000	459,497
Ser. B, 4.00%, 1/1/51	A–	1,500,000	1,748,315
Ser. B, 4.00%, 1/1/41	A–	750,000	891,243
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	1,150,000	1,330,329
(IDEA Pub. Schools), 5.00%, 8/15/28	A–	300,000	352,258
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa2	1,500,000	1,543,705
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,093,655
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa2	800,000	827,853
Love Field, Gen. Arpt. Modernization Corp. Rev.
Bonds, 5.00%, 11/1/35	A1	1,000,000	1,165,350
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No.
1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,500,000	1,831,019

34 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	$500,000	$520,767
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,106,473
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,106,473
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa3	600,000	689,280
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I,
6.50%, 1/1/43	A1	4,000,000	4,759,599
Tarrant Cnty., Cultural Ed. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs.), Ser. B,
5.00%, 11/15/40	A/F	2,000,000	2,305,173
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	3,000,000	3,611,492
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security), 5.00%, 9/1/42	A+	1,400,000	1,404,788
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane)), 5.00%, 12/31/50	Baa3	2,000,000	2,253,464
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	300,000	342,328
TX State G.O. Bonds, Ser. A, 5.00%, 10/1/44
(Prerefunded 10/1/24) T	AAA	9,855,000	11,452,466
			48,678,426
Utah (0.4%)
Mida Mountain Village Pub. Infrastructure Dist. 144A
Special Assmt. Bonds, (Mountain Village Assmt.
Area No. 2), 4.00%, 8/1/50	B/P	1,625,000	1,675,460
			1,675,460
Virginia (1.9%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	425,000	475,042
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66-P3), 5.00%, 12/31/52	Baa3	4,250,000	5,082,767
VA State Small Bus. Fin. Auth. Rev. Bonds, (National
Sr. Campuses, Inc. Oblig. Group), 4.00%, 1/1/40	A/F	3,000,000	3,341,981
			8,899,790
Washington (1.6%)
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/38	A2	2,365,000	2,944,672
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	875,000	981,350
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	2,125,000	2,133,871
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 1.174%, 1/1/42	A+	1,500,000	1,505,492
			7,565,385
Wisconsin (2.8%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB+	350,000	365,690
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds, (Gannon
U.), 5.00%, 5/1/42	BBB+	1,100,000	1,258,147

Municipal Opportunities Trust 35

MUNICIPAL BONDS AND NOTES (139.1%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds,
(Appalachian State U.), Ser. A, AGM
4.00%, 7/1/50	AA	$700,000	$782,921
4.00%, 7/1/45	AA	600,000	674,021
4.00%, 7/1/40	AA	500,000	567,346
4.00%, 7/1/38	AA	435,000	496,723
4.00%, 7/1/36	AA	340,000	390,146
4.00%, 7/1/34	AA	300,000	345,782
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Hmong American Peace Academy, Ltd.),
5.00%, 3/15/50	BBB	1,000,000	1,193,400
(Three Pillars Sr. Living), 5.00%, 8/15/33
(Prerefunded 8/15/23)	BBB+/F	430,000	477,252
(Three Pillars Sr. Living Cmnty.), 4.00%, 8/15/46	BBB+/F	850,000	951,834
(Three Pillars Sr. Living Cmnty.), 4.00%, 8/15/41	BBB+/F	1,645,000	1,862,645
(Advocate Aurora Hlth. Oblig. Group), Ser. A,
4.00%, 8/15/35	AA	3,000,000	3,511,281
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	250,000	270,264
			13,147,452
Total municipal bonds and notes (cost $610,057,098)			$662,021,305

	Principal amount/
SHORT-TERM INVESTMENTS (2.2%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.10% L	Shares	9,451,627	$9,451,627
U.S. Treasury Bills 0.035%, 6/1/21 #		$300,000	299,998
U.S. Treasury Cash Management Bills 0.018%, 7/13/21 # §		800,000	799,987
Total short-term investments (cost $10,551,589)			$10,551,612

TOTAL INVESTMENTS
Total investments (cost $620,608,687)	$672,572,917

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $475,965,416.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

36 Municipal Opportunities Trust

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $227,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $711,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $124,589,795 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.06%, 0.11% and 0.18%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	23.6%
Transportation	21.6
State debt	18.8
Tax bonds	18.3
Utilities	11.8
Education	11.0

FUTURES CONTRACTS OUTSTANDING at 4/30/21
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 5 yr (Short)	279	$34,578,563	$34,578,563	Jun-21	$16,810
Unrealized appreciation					16,810
Unrealized (depreciation)					—
Total					$16,810

Municipal Opportunities Trust 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$12,000,000	$26,136	$—	5/25/21	—	0.44% minus	$(26,136)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
12,000,000	6,540	—	6/15/21	—	0.50% minus	(6,540)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
3,000,000	14,901	—	5/25/21	—	1.62% minus	14,901
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		14,901
Upfront premium (paid)		—		Unrealized (depreciation)		(32,676)
Total		$—		Total		$(17,775)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$28,158,000	$279,271	$(284)	3/29/26	2.51% — At	USA Non Revised	$(279,555)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(284)				$(279,555)

38 Municipal Opportunities Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$662,021,305	$—
Short-term investments	—	10,551,612	—
Totals by level	$—	$672,572,917	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$16,810	$—	$—
Total return swap contracts	—	(297,046)	—
Totals by level	$16,810	$(297,046)	$—

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 39

Statement of assets and liabilities 4/30/21

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $611,157,060)	$663,121,290
Affiliated issuers (identified cost $9,451,627) (Notes 1 and 6)	9,451,627
Cash	8,074
Interest and other receivables	8,225,135
Receivable for investments sold	842,109
Unrealized appreciation on OTC swap contracts (Note 1)	14,901
Prepaid assets	32,326
Total assets	681,695,462

LIABILITIES
Payable for investments purchased	60,284
Payable for purchases of delayed delivery securities (Note 1)	6,211,218
Payable for compensation of Manager (Note 2)	854,983
Payable for custodian fees (Note 2)	7,745
Payable for investor servicing fees (Note 2)	39,383
Payable for Trustee compensation and expenses (Note 2)	190,982
Payable for administrative services (Note 2)	1,425
Payable for floating rate notes issued (Note 1)	57,637,309
Payable for variation margin on futures contracts (Note 1)	10,898
Payable for variation margin on centrally cleared swap contracts (Note 1)	472
Distributions payable to shareholders	1,816,174
Distributions payable to preferred shareholders (Note 1)	912
Unrealized depreciation on OTC swap contracts (Note 1)	32,676
Preferred share remarketing agent fees	19,075
Other accrued expenses	121,510
Total liabilities	67,005,046
Series B remarketed preferred shares: (2,876 shares authorized and issued at $25,000 per
share) (Note 4)	71,900,000
Series C remarketed preferred shares: (2,673 shares authorized and issued at $25,000 per
share) (Note 4)	66,825,000
Net assets	$475,965,416

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$416,011,752
Total distributable earnings (Note 1)	59,953,664
Total — Representing net assets applicable to common shares outstanding	$475,965,416

COMPUTATION OF NET ASSET VALUE
Net asset value per common share ($475,965,416 divided by 34,109,686 shares)	$13.95

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 Municipal Opportunities Trust

Statement of operations Year ended 4/30/21

INVESTMENT INCOME
Interest (including interest income of $43,050 from investments in affiliated issuers) (Note 6)	$20,823,352
Total investment income	20,823,352

EXPENSES
Compensation of Manager (Note 2)	3,327,955
Investor servicing fees (Note 2)	233,065
Custodian fees (Note 2)	18,680
Trustee compensation and expenses (Note 2)	21,692
Administrative services (Note 2)	12,337
Interest and fees expense (Note 2)	394,501
Preferred share remarketing agent fees	210,978
Other	416,582
Fees waived and reimbursed by Manager (Note 2)	(116,991)
Total expenses	4,518,799
Expense reduction (Note 2)	(48,610)
Net expenses	4,470,189

Net investment income	16,353,163

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	6,361,562
Futures contracts (Note 1)	232,362
Swap contracts (Note 1)	1,077,531
Total net realized gain	7,671,455
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	51,497,655
Futures contracts	16,810
Swap contracts	850,203
Total change in net unrealized appreciation	52,364,668

Net gain on investments	60,036,123

Net increase in net assets resulting from operations	76,389,286

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
From tax exempt net investment income	(257,870)
Net increase in net assets resulting from operations (applicable to common shareholders)	$76,131,416

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 41

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/21	Year ended 4/30/20
Operations
Net investment income	$16,353,163	$18,523,889
Net realized gain on investments	7,671,455	8,568,017
Change in net unrealized appreciation (depreciation)
of investments	52,364,668	(27,962,857)
Net increase (decrease) in net assets resulting
from operations	76,389,286	(870,951)

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
From tax exempt net investment income	(257,870)	(2,233,067)
Net realized short-term gains on investments	—	(646,878)
From net realized long-term gains on investments	—	(991,557)
Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	76,131,416	(4,742,453)

Distributions to common shareholders (Note 1):
From ordinary income
Taxable net investment income	(941,521)	—
From tax exempt net investment income	(21,738,009)	(9,552,797)
From net realized short-term gains on investments	(596,920)	(4,445,510)
From net realized long-term gains on investments	(2,998,241)	(7,850,397)
Decrease from capital shares repurchased (Note 5)	—	(3,887,662)
Total increase (decrease) in net assets	49,856,725	(30,478,819)

NET ASSETS
Beginning of year	426,108,691	456,587,510
End of year	$475,965,416	$426,108,691

NUMBER OF FUND SHARES
Common shares outstanding at beginning of year	34,109,686	34,442,721
Shares repurchased (Note 5)	—	(333,035)
Common shares outstanding at end of year	34,109,686	34,109,686

Series B Remarketed preferred shares outstanding at
beginning and end of year	2,876	2,876

Series C Remarketed preferred shares outstanding at
beginning and end of year	2,673	2,673

The accompanying notes are an integral part of these financial statements.

42 Municipal Opportunities Trust

Statement of cash flows Year ended 4/30/21

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$76,389,286

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	$(151,089,927)
Proceeds from disposition of investment securities	142,937,311
Purchase of short-term investment securities, net	4,388,932
Premium amortization	5,351,656
Accretion discount	(1,314,510)
(Increase) decrease in interest and other receivables	(644,001)
(Increase) decrease in receivable for investments sold	702,992
Increase (decrease) in payable for investments purchased	(5,212,589)
(Increase) decrease in prepaid asset	(237)
Increase (decrease) in payable for compensation of Manager	(149,926)
Increase (decrease) in payable for custodian fees	10,551
Increase (decrease) in payable for investor servicing	2,500
Increase (decrease) in payable for Trustee compensation and expenses	8,880
Increase (decrease) in payable for administrative services	538
Increase (decrease) in payable for preferred share remarketing fees	(47,975)
Increase (decrease) in payable for other accrued expenses	(65,799)
Net realized gain (loss) on investments	(6,361,562)
Net unrealized appreciation (depreciation) on OTC swap contracts during the year	(1,129,758)
Net unrealized appreciation (depreciation) on securities from unaffiliated issuers during the year	(51,497,655)
Net cash used in operating activities	(64,110,579)

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to common shareholders	(26,274,585)
Distribution to preferred shareholders	(292,523)
Purchase of tender option bond transactions	(10,260,148)
Proceeds from tender option bond transactions	24,410,122
Net cash provided by financing activities	(12,417,134)
Net decrease in cash	(138,427)
Cash balance, beginning of year	146,501
Cash balance, end of year	$8,074

Supplemental disclosure of cash flow information:
Interest expense during the period	$77,268

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 43

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period
(common shares)	$12.49	$13.26	$12.92	$12.98	$13.72
Investment operations:
Net investment income[a]	.48	.54	.61	.64	.69
Net realized and unrealized
gain (loss) on investments	1.76	(.56)	.36	(.14)	(.70)
Total from investment operations	2.24	(.02)	.97	.50	(.01)
Distributions to preferred shareholders:
From net investment income	(.01)	(.07)	(.07)	(.07)	(.05)
From capital gains	—	(.05)	(.03)	—	—
Total from investment operations
(applicable to common shareholders)	2.23	(.14)	.87	.43	(.06)
Distributions to common shareholders:
From net investment income	(.66)	(.28)	(.47)	(.63)	(.68)
From capital gains	(.11)	(.36)	(.17)	—	—
Total distributions	(.77)	(.64)	(.64)	(.63)	(.68)
Increase from shares repurchased	—	.01	.11	.03	—[f]
Increase from preferred shares
tender offer	—	—	—	.11	—
Net asset value, end of period
(common shares)	$13.95	$12.49	$13.26	$12.92	$12.98
Market price, end of period
(common shares)	$13.72	$11.63	$12.24	11.57	$12.27
Total return at market price (%)
(common shares)[b]	24.88	(0.19)	11.74	(0.80)	(1.19)
Total return at net asset value (%)
(common shares)[b]	18.13	(1.22)	7.85	4.36	(0.45)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)(in thousands)	$475,965	$426,109	$456,588	$481,134	$494,523
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,e]	.97[g]	1.02[g]	1.14[g]	1.12[h]	1.12[i]
Ratio of net investment income
to average net assets (%)[d]	3.46	3.51	4.13	4.31	4.80
Portfolio turnover (%)	22	48	41	38	22

(Continued on next page)

44 Municipal Opportunities Trust

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

April 30, 2021	0.08%
April 30, 2020	0.16
April 30, 2019	0.25
April 30, 2018	0.19
April 30, 2017	0.10

f Amount represents less than $0.01 per share.

g Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waivers, the expenses of the fund for the periods noted below (Note 2):

April 30, 2021	0.03%
April 30, 2020	0.04
April 30, 2019	0.01

h Includes 0.04% of increased proxy solicitation and legal fees related to the 2018 annual shareholder meeting.

i Includes 0.10% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 45

Notes to financial statements 4/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2020 through April 30, 2021.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

46 Municipal Opportunities Trust

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central

Municipal Opportunities Trust 47

clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $17,775 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase

48 Municipal Opportunities Trust

of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $96,997,821 were held by the TOB trust and served as collateral for $57,637,309 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $77,268 for these investments based on an average interest rate of 0.14%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund used targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2021 was 0.09% for Series B and 0.09% for Series C shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These differences include temporary and/or permanent differences from dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $25,340 to increase undistributed net investment income, and $25,340 decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$52,416,234
Unrealized depreciation	(676,192)
Net unrealized appreciation	$51,740,042
Undistributed tax-exempt income	6,078,563
Undistributed long-term gains	2,199,898
Undistributed short-term gains	1,752,248
Cost for federal income tax purposes	$620,552,639

Municipal Opportunities Trust 49

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management reimbursed $116,991 to the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $48,610 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $315, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

50 Municipal Opportunities Trust

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$151,089,927	$142,937,311
U.S. government securities (Long-term)	—	—
Total	$151,089,927	$142,937,311

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series B (2,876) and C (2,673) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the reporting period were $26,377.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2020, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam Management’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund did not repurchased any common shares.

Municipal Opportunities Trust 51

For the previous fiscal year, the fund repurchased 333,035 common shares for an aggregate purchase price of $3,887,662, which reflected a weighted-average discount from net asset value per share 8.95%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,439 shares of the fund (0.004% of the fund’s shares outstanding), valued at $20,074 based on net asset value.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/20	cost	proceeds	income	of 4/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$11,077,023	$131,121,943	$132,747,339	$43,050	$9,451,627
Total Short-term
investments	$11,077,023	$131,121,943	$132,747,339	$43,050	$9,451,627

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled, or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and 1-, 3-, 6-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

52 Municipal Opportunities Trust

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	70
OTC interest rate swap contracts (notional)	$5,100,000
OTC total return swap contracts (notional)	$27,200,000
Centrally cleared total return swap contracts (notional)	$6,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$31,711*	Payables	$311,947*
Total		$31,711		$311,947

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$232,362	$1,077,531	$1,309,893
Total	$232,362	$1,077,531	$1,309,893

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$16,810	$850,203	$867,013
Total	$16,810	$850,203	$867,013

Municipal Opportunities Trust 53

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse
	Securities (USA), LLC		JPMorgan
	(clearing broker)	Citibank, N.A.	Securities LLC	Total
Assets:
OTC Total return swap contracts*#	$—	$14,901	$—	$14,901
Centrally cleared total return	—	—	—	—
swap contracts§
Futures contracts§	—	—	—	—
Total Assets	$—	$14,901	$—	$14,901
Liabilities:
OTC Total return swap contracts*#	—	32,676	—	32,676
Centrally cleared total return	472	—	—	472
swap contracts§
Futures contracts§	—	—	10,898	10,898
Total Liabilities	$472	$32,676	$10,898	$44,046
Total Financial and	$(472)	$(17,775)	$(10,898)	$(29,145)
Derivative Net Assets
Total collateral received	$—	$—	$—
(pledged)†##
Net amount	$(472)	$(17,775)	$(10,898)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $227,000 and $711,000, respectively.

54 Municipal Opportunities Trust

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Municipal Opportunities Trust 55

Federal tax information (Unaudited)

The fund has designated 96.24% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $5,717,953 as a capital gain dividend with respect to the taxable year ended April 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

56 Municipal Opportunities Trust

Shareholder meeting results (Unaudited)

April 20, 2021 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
27,410,769	724,663	538,893

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	27,753,171	920,801
Ravi Akhoury	27,801,071	872,902
Barbara M. Baumann	23,790,395	4,883,578
Catharine Bond Hill	27,796,090	877,883
Paul L. Joskow	23,395,589	5,278,384
Kenneth R. Leibler	23,723,257	4,950,716
Robert L. Reynolds	27,973,517	700,456
Manoj P. Singh	27,837,219	836,754
Mona K. Sutphen	27,752,960	921,013

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees Katinka Domotorffy and George Putnam III remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

Municipal Opportunities Trust 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

58 Municipal Opportunities Trust

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2021, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Municipal Opportunities Trust 59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

60 Municipal Opportunities Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2021	$68,491	$ —	$8,886	$ —
April 30, 2020	$78,933	$ —	$12,294	$ —

For the fiscal years ended April 30, 2021 and April 30, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $318,396 and $296,010 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2021	$ —	$309,300	$ —	$ —
April 30, 2020	$ —	$283,716	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund's Board of Trustees is composed of the following persons:

Ravi Akhoury

Katinka Domotorffy

Catharine Bond Hill

Paul L. Joskow

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, the guidelines are applied with discretion, and there may be instances when the funds do not vote in strict adherence to them. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proposals that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis because they appear to involve unusual or controversial issues or because they are company-specific and of a non-routine nature. In addition, in interpreting the funds' proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds' voting decisions.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In these instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referred proposals under the funds' Proxy Voting Procedures. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meeting, so that the funds may vote at the meeting.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS[1]

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

[1]	The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 15 members or fewer than five members, absent special circumstances, or

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings.

►	The funds will withhold votes from the entire board of directors if the board has adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year, except that the Funds will vote on a case-by-case basis regarding the board of directors in the case of narrowly-tailored shareholder rights plans with suitable restrictions, such as a limited duration and an appropriate purpose.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	In light of the funds' belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if:

•	there are no women on the board, or

•	in the case of a board of seven members or more, there are fewer than two women on the board, or

•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last five years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees, or service as an employee or executive of the company),

•	who attends fewer than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.) (if the director attendance disclosure does not explain the absences, or is otherwise inadequate, the funds will also withhold votes from the chair of the governance committee),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive's home company, the funds will withhold votes from members of the home company's governance committee), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last five years accepted directly or indirectly any fee from the company other than in his or her capacity as a member of the board of directors or any board committee (e.g., investment banking, consulting, legal, or financial advisory fees, or fees for service as an employee or executive of the company). The funds' Trustees believe that the recent (i.e., within the last five years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Board diversity: The funds' Trustees believe that a company benefits from diversity on the board, including diversity with respect to gender, ethnicity, race, and experience. The Trustees are sensitive to the need for a variety of backgrounds among board members to further creative and independent thought during board deliberations. The Trustees expect company boards to strive for diversity in membership and to clearly explain their efforts and goals in this regard.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a public company and on the boards of more than two unaffiliated public companies. The funds may also withhold votes from directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders.

Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests. The Trustees are similarly concerned that adopting (or renewing or modifying) a shareholder rights plan, without shareholder approval, may reflect a disregard for shareholder interests. However, the Trustees recognize that shareholder rights plans may benefit shareholders in some circumstances, such as plans that are narrowly-tailored to provide limited protections during the COVID-19 pandemic or plans that are calibrated to protect a company's valuable tax assets.

Material failures of risk oversight, including poor risk oversight of environmental and social matters, may also be evidence of a failure to observe good corporate governance practices. As a general matter, when assessing the quality of a company's overall governance, the funds may take into account factors related to board diversity, including disclosure relating to the board's skills, whether the board's definition of diversity refers to gender, race, and/or ethnic diversity, and whether the board has adopted a policy requiring women and racial or ethnic minorities to be included in the initial list of candidates from which new director nominees are selected. The funds' Trustees also believe that board refreshment is needed periodically to provide the board with new skills and viewpoints and to help the board develop innovative ideas that will benefit the company. The Trustees support routine director evaluations and believe that the results of these evaluations and the board's assessment of its current strengths and needs should inform the board's decisions with respect to changing its composition.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, except that:

►	The funds will vote on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	The funds will vote against stock option plans with evergreen features providing for automatic share replenishment.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), unless the funds' proxy voting service has recommended a vote against the proposal, in which case the funds will vote on a case-by-case basis on the proposal; and

►	The funds will vote for proposals to hold votes regarding a company's executive compensation program (“say on pay”) annually.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or

•	the plan's performance criteria is undisclosed, or

•	the funds' proxy voting service has recommended a vote against the plan.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, evergreen provisions, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) The funds support proposals providing for annual votes regarding a company's executive compensation program, so that shareholders have an opportunity to hold companies accountable for their programs more frequently. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock, except that the funds will evaluate such proposals on a case-by-case basis if they relate to a specific transaction or to common stock with special voting rights.

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs, except that the funds will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger, or reorganization), the authorization or issuance of preferred stock, or the authorization of share repurchase programs that have the potential to facilitate abusive practices. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination. One such consideration is the funds' belief that, as a general matter, common shareholders should have equal voting rights. With respect to proposals authorizing share repurchase programs, potentially abusive practices may involve programs that allow insiders' shares to be repurchased at a higher price than the price that would be received in an open-market sale, using a share repurchase program to manipulate metrics for incentive compensation, or engaging in greenmail or repurchases that may impact a company's long-term viability.

Acquisitions, Mergers, Reincorporations, Reorganizations, and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, especially an offshore jurisdiction.

Anti-Takeover Measures

Some proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adopting, renewing, or making a material adverse modification (such as by introducing a “deadhand” or “slowhand” feature that restricts a board's ability to terminate the plan) to a shareholder rights plan (or “poison pill”), requiring supermajority voting on particular issues, adopting fair price provisions, issuing blank check preferred stock, and creating a separate class of stock with disparate voting rights. These proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances (for example, to preserve net operating losses or potentially in other limited circumstances), and accordingly the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proposals seek approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote on a case-by-case basis on proposals providing for virtual-only shareholder meetings.

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals or adopting exclusive forum provisions), board-approved proposals that conflict with shareholder proposals, and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. However, the funds view proposals allowing virtual shareholder meetings, even if they require a charter or bylaw amendment, as routine, and will support these proposals, as long as the proposal does not preclude in-person meetings and does not otherwise limit or impair shareholder participation. While the funds are watchful for meeting protocols that may disenfranchise shareholders, the funds are sympathetic to the desire for virtual-only meetings during the COVID-19 pandemic and would be sympathetic in other appropriate circumstances. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships (including inappropriately one-sided dispute resolution procedures), and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents, except that the funds will vote on a case-by-case basis on such proposals at controlled companies (companies in which an individual or a group voting collectively holds a majority or dominant share of the voting interest).

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans (poison pills).

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote on a case-by-case basis on shareholder proposals related to environmental and social initiatives, except that the funds will vote for shareholder proposals that seek reasonable disclosure related to directors' skills, reasonable disclosure regarding a company's efforts to promote diversity on the board, and reasonable disclosure regarding data on a company's workforce diversity, such as a company's responses to its Equal Employment Opportunity Commission Employer Information Report (the “EEO-1 survey”), unless the company already provides appropriate disclosure addressing the issue.

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

There are some types of proposals that the funds will evaluate on a case-by-case basis in any event. For example, when shareholder proposals conflict with board-approved approvals, the funds will generally evaluate both proposals on a case-by-case basis, considering the materiality of the differences between the proposals, the benefits to shareholders from each proposal, and the strength of the company's corporate governance, among other factors, in determining which proposal to support. In addition, the funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals. The funds will be more likely to vote for shareholder proposals calling for the separation of the roles of the chief executive and chair of the board if the company has a non-independent board, non-independent directors on the nominating, compensation or audit committees, or a weak lead independent director role, or if the board has not worked toward addressing material risks to the company, has chosen not to intervene when management interests conflict with shareholder interests, or has had other material governance failures. Furthermore, the funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings, taking into account the scope and rationale of the proposal and the extent to which the company's previous meeting practices have raised concerns.

While the funds will also consider shareholder proposals relating to proxy access on a case-by-case basis, the funds will generally vote in favor of market-standard proxy access proposals (for example, proxy access proposals allowing a shareholder or group of up to 20 shareholders holding three percent of a company's outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board). The funds believe that shareholders meeting these criteria generally have demonstrated a sufficient interest in the company that they should be granted access to a company's proxy materials to include their nominees for election alongside the company's nominees.

The funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. (For proposals to eliminate supermajority vote requirements at companies in which an individual shareholder or a group voting collectively holds a majority or dominant share of the voting interest, the funds vote on a case-by-case basis, taking into account the interests of minority shareholders.) The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees recognize the importance of environmental and social responsibility. In evaluating shareholder proposals with respect to environmental and social initiatives (including initiatives related to climate change and pay equity with respect to gender, race, or ethnicity), the funds will take into account the relevance of the proposal to the company's business and the practicality of implementing the proposal, including the impact on the company's business activities, operations, and stakeholders. The funds will generally vote for proposals calling for reasonable study or reporting relating to climate change matters that are clearly relevant to the company's business activities, taking into consideration, when appropriate, the company's current publicly available disclosure and the company's level of disclosure and oversight of climate change matters relative to its industry peers. For shareholder proposals calling for reports related to other social issues, such as workplace sexual harassment or a company's use of mandatory arbitration on employment-related claims, the funds will take into account a company's current policies and practices, the company's level of disclosure of its policies and practices relative to its peers, and any controversy faced by the company regarding the issue subject to the proposal. With respect to shareholder proposals related to diversity initiatives, the funds will assess the proposals in a manner that is broadly consistent with the funds' approach to holding the chair of a board's nominating committee directly accountable for diversity on the board and will support reasonable requests for disclosure related to directors' skills and efforts to promote diversity on the board. As the Trustees also believe that a company benefits from diversity throughout the organization, the funds will support reasonable requests for disclosure regarding data on a company's workforce diversity, including a company's responses to its EEO-1 survey, which provides employment data by race and ethnicity, gender, and job category.

With respect to shareholder proposals related to age or term limits, the funds will take into account similar factors as considered by the funds when holding the chair of the nominating committee directly accountable for a lack of board refreshment. The funds recognize that age and term limits can be beneficial or counterproductive, depending on the board and on the facts and circumstances.

The funds' Trustees believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, Indonesia, Philippines, Taiwan, and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent,

•	fewer than one-third of the directors, including employee shareholder representatives, are independent,

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors (does not apply to Finland, Iceland, Norway, or Sweden).

Commentary: Within Europe, the median level of board independence varies significantly by country. An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company. The funds will withhold votes from the full board of directors for boards that have not reached a minimum threshold for independence. As the funds recognize that employee shareholder representatives are less likely to be independent, the funds will vote against all nominees if fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent, or if fewer than one-third of the directors, including employee shareholder representatives, are independent.

Finland, Iceland, Norway, and Sweden

►	The funds will vote for proposals to elect or appoint a nomination committee that consists mainly of members who are independent of both the board of directors and the company's executives (in particular, there should be no more than one director, and no executive personnel, on the committee), except that the funds will vote on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: As an example, the Norwegian Code of Practice for Corporate Governance (the “Code”) states that the majority of the nomination committee should be independent of the board of directors and executive personnel. It also notes that no more than one member of the nomination committee should be a member of the board of directors and that the nomination committee should not include the company's chief executive or any other executive personnel. According to the Code's “comply or explain” principle, any issuer that does not comply with the Code must provide disclosure justifying its deviation from the Code's requirements and explaining its alternative solution.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors[2] for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established an audit committee board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	For companies that have established a statutory auditor board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

[2]	A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.

►	For companies that have established a statutory auditor board structure, the funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Companies may adopt a traditional statutory auditor board structure (i.e., a board of directors and a board of statutory corporate auditors), a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees), or an audit committee board structure (i.e., a board of directors and an audit committee of the board with supervisory functions). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. The Japanese Companies Act specifies a number of standards that must be met for a director to qualify as an “outside director.” An “outside director” is an “independent director” if the independence criteria of securities exchanges is satisfied and the company determines that they have no possible conflicts of interest with its shareholders, according to Japan's Corporate Governance Code. Japan's Corporate Governance Code encourages listed companies to appoint at least two independent directors. The Japanese Companies Act requires that listed companies have at least one outside director or explain why appointing an outside director would be inappropriate. The funds support increased oversight of companies in Japan by independent directors.

Korea

►	The funds will withhold votes from the entire board of directors if

•	for large companies, the board does not have at least three independent directors or less than a majority of the directors are independent directors,

•	for small companies, fewer than one-fourth of the directors are independent directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

►	The funds will withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, “large companies” have at least KRW 2 trillion in assets, while “small companies” have less than this amount. In determining whether a director is an outside director, the funds will also apply the standards included in Article 382–3 of the Korean Commercial Code (i.e., no employment relationship with the company within the last two years, no director or employment relationship with the company's largest shareholder, etc.). In determining whether a director is independent, the funds will also consider other relationships that would affect the independence of an outside director. While companies may meet regulatory and listing exchange requirements with respect to the board's outside directors, the funds may nevertheless withhold votes from the entire board of directors in certain circumstances if the funds do not believe a sufficient number of directors is independent.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

India and Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	(Singapore only) the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	(Singapore only) the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in Regulation 16(1)(b) of the Securities Exchange Board of India (SEBI) Listing Obligations and Disclosure Regulations (LODR) 2015 and Section 149(6) of the Companies Act 2013 or the Singapore Code of Corporate Governance, Guideline 2.3, as applicable. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; if there is no management or board-sponsored slate of nominees, the funds will support the shareholder slate of nominees that is recommended for approval by the funds' proxy voting service.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate, if there is one.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted February 25, 2021

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service, and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proposal needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds will vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by the Proxy Voting Director, independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies and the preparation of reports, including annual reports of proxy voting records on Form N-PX. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.

The proxy voting service will refer proposals to the Proxy Voting Director for instructions if: (1) the application of the proxy voting guidelines is unclear; (2) a particular proposal is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proposals that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service and other firms also furnish the funds with proxy voting research reports.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees (the Trustees' independent administrative staff), assists in the coordination and voting of the funds' proxies. The Proxy Voting Director deals directly with the proxy voting service, conducting periodic due diligence on the proxy voting service and its implementation of the funds' proxy voting guidelines. In the case of proposals that the proxy voting service refers to the Proxy Voting Director for voting instructions, the Proxy Voting Director, following the procedures discussed below (“Voting procedures for referred proposals”), is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proposal in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives. In addition, if a company files additional solicitation materials before the company's vote submission deadline, the Proxy Voting Director may be notified by a representative of the company or by the proxy voting service. To the extent practicable, the Proxy Voting Director will consider additional solicitation materials that are filed sufficiently in advance of the submission deadline and that could reasonably be expected to affect the funds' vote.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds' proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds' proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds' proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds' website.

Voting procedures for referred proposals

As discussed above, the proxy voting service will refer proposals to the Proxy Voting Director for voting instructions under certain circumstances. Unless the referred proposal involves investment considerations (i.e., the proposal might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management's investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

The Proxy Voting Director will refer proposals that involve investment considerations, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referred proposals. In connection with each proposal referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referred proposals. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referred proposal with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proposals that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will generally not refer proposals in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee and taking into account proxy voting research reports as appropriate, will generally determine how the funds will vote on these questions.

In some situations, the Proxy Voting Director may determine that a particular proposal raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proposal to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a vote or that is actively lobbying for a particular outcome of a vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referred proposal shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each proposal referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referred proposal that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referred proposal not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised most recently on February 25, 2021.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Paul Drury	2002	Putnam Management 1989 – Present	Portfolio Manager
Garrett Hamilton	2016	Putnam Management 2016 – Present BNY Mellon 2010 – 2016	Portfolio Manager Portfolio Manager

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul Drury	13	$5,735,300,000	0	$0	0	$0
Garret Hamilton	13	$5,735,300,000	0	$0	1	$300,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund's peer ranking in the fund's Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products' Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds' portfolio management team. See “Other Accounts Managed by the Fund's Portfolio Managers — Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund
	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over
Paul M. Drury	2021	X
	2020	X
Garrett L. Hamilton	2021	X
	2020	X

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 — May 31, 2020	—	—	—	3,221,581
June 1 — June 30, 2020	—	—	—	3,221,581
July 1 — July 31, 2020	—	—	—	3,221,581
August 1 — August 31, 2020	—	—	—	3,221,581
September 1 — September 30, 2020	—	—	—	3,221,581
October 1 — October 31, 2020	—	—	—	3,410,969
November 1 — November 30, 2020	—	—	—	3,410,969
December 1 — December 31, 2020	—	—	—	3,410,969
January 1 — January 31, 2021	—	—	—	3,410,969
February 1 — February 28, 2021	—	—	—	3,410,969
March 1 — March 31, 2021	—	—	—	3,410,969
April 1 — April 30, 2021	—	—	—	3,410,969

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2019, which was in effect between October 10, 2019 and September 30, 2020, allowed the fund to repurchase up to 3,432,012 of its shares. The program renewed by the Board in September 2020, which is in effect between October 1, 2020 and September 30, 2021, allows the fund to repurchase up to 3,410,969 of its shares. At Putnam Management's recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated on July 1, 2020.

**	Information prior to October 1, 2020 is based on the total number of shares eligible for repurchase under the program, as amended through September 2019. Information from October 1, 2020 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2020.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2021